COLUMBIA FUNDS SERIES TRUST I

Supplement dated August 10, 2010

to the Statement of Additional Information dated April 29, 2010, as supplemented, for

Columbia Real Estate Equity Fund

(the “Fund”)

Paragraph (4) of the section of the Fund’s Statement of Additional Information entitled “About the Fund’s Investments—Fundamental and Non-Fundamental Investment Policies—Fundamental Investment Policies” is hereby deleted and replaced in its entirety with the following:

4. With the exception of investing at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;*

*	In determining whether a purchase by the Real Estate Equity Fund would cause the Fund to have invested less than 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, the Advisor currently uses the Global Industry Classification Standard (“GICS”) produced by S&P and MSCI Inc.

Shareholders should retain this Supplement for future reference.

C-1441-1 A (8/10)